                                                                   EXHIBIT 10.23

                             SECURED PROMISSORY NOTE

$250,000,000.00                                                     July 1, 2003

         FOR VALUE RECEIVED, the undersigned, American HomePatient, Inc., a Delaware corporation, American HomePatient, Inc., a Tennessee corporation, Designated Companies, Inc., AHP Finance, Inc., American HomePatient of New York, Inc., National Medical Systems, Inc., Sound Medical Equipment, Inc., The National Medical Rentals, Inc., National I.V., Inc., American HomePatient of Arkansas, Inc., American HomePatient of Nevada, Inc., Volunteer Medical Oxygen & Hospital Equipment Co., Allegheny Respiratory Associates, Inc., American HomePatient of Illinois, Inc., American HomePatient of Texas, L.P., AHP, L.P., AHP Home Medical Equipment Partnership of Texas, Colorado Home Medical Equipment Alliance, LLC, Northeast Pennsylvania Alliance, LLC, Northwest Washington Alliance, LLC, AHP Home Care Alliance of Tennessee, AHP Alliance of Columbia, AHP Knoxville Partnership, AHP Home Care Alliance of Gainesville, AHP Home Care Alliance of Virginia (individually and collectively, "Makers"), jointly and severally promise to pay to BANK OF MONTREAL (Bank of Montreal or its duly appointed successor being referred to herein as the "Agent"), as agent for each of the lender's listed on Schedule 1 hereto, as such schedule is amended from time to time hereafter by Agent (each individually, a "Payee" and collectively, the "Payees"; the Payees and any subsequent holders hereof are hereinafter referred to collectively as the "Holders"), at the office of Agent located at 115 S. LaSalle Street, 12 W, Chicago, Illinois 60603 (attention: Heather Turf) or at such other place as Agent may designate to Maker in writing from time to time, the principal sum of TWO HUNDRED FIFTY MILLION AND NO/100THS DOLLARS ($250,000,000.00), together with interest on the outstanding principal balance hereof from the date hereof at the rate of 6.785 percent (6.785%) per annum (computed on the basis of a 360-day year). All capitalized terms used but not defined herein shall have the meaning given to such terms in the Second Amended Joint Plan of Reorganization for Maker dated January 2, 2003 (as amended from time to time thereafter, the "Plan of Reorganization").

         Interest only on the outstanding principal balance hereof shall be due and payable monthly, in arrears, with the first installment being payable on the first (1st) day of August, 2003, and subsequent installments being payable on the first (1st) business day of each succeeding month thereafter until August 1, 2009 (the "Maturity Date"), at which time the entire outstanding principal balance, together with all accrued and unpaid interest, shall be immediately due and payable in full.

         Prior to the Maturity Date, Maker shall, in addition to the payments required above, make periodic payments of principal (the "Mandatory Pre-Payments") to Agent, on behalf of the Holders, as follows: (i) until the Class 5 and Class 8 Claimants are paid in full, for the fiscal years ending December 31, 2004 and thereafter, Maker shall make principal payments hereunder equal to one-third (1/3) of the amount of cash (as determined by Maker's independent auditors) in excess of $7,000,000 that is available to Maker as of the end of such year after accounting for all of Maker's expenditures and expenses during that calendar year, including without limitation a reserve for payment of any Contested Claims, and (ii) after the Class 5 and Class 8 Claimants are paid in full, for the fiscal years ending prior to maturity, Maker shall make principal payments hereunder equal to 100% of the amount of cash (as determined by Maker's independent auditors) in excess of $7,000,000 that is available to Maker as of the end of such year after accounting for all of Maker's expenditures and expenses during that calendar year, including without limitation a reserve for payment of any Contested Claims. All determinations of excess cash flow made by the Maker's independent auditors shall be final, conclusive, and binding on Maker and Holders absent manifest error.

         Any Mandatory Pre-Payments shall be paid in full to Agent, on behalf of the Holders, by no later than March 31 of the year following the fiscal year with respect to which such payments are required; provided, however, that Maker shall make an estimated payment related to the Mandatory Pre-Payments on September 30 of each fiscal year commencing September 30, 2004. The estimated payment shall be in an amount equal to one-half (1/2) of Maker's good-faith estimate of the Required Pre-Payments for such fiscal year based on Maker's cash on hand at June 30 and anticipated cash needs during the remainder of the fiscal year.

         The indebtedness evidenced hereby may be prepaid in whole or in part, at any time and from time to time, without premium or penalty. Any such prepayments shall be credited first to any accrued and unpaid interest and then to the outstanding principal balance hereof.

         Time is of the essence of this Note.

         In the event this Note is placed in the hands of an attorney for collection, or if Holder incurs any external costs incident to the collection of the indebtedness evidenced hereby, Maker and any endorsers hereof agree to pay to Holder an amount equal to all such costs, including without limitation all reasonable attorneys' fees and all court costs.

         Presentment for payment, demand, protest and notice of demand, protest and nonpayment are hereby waived by Maker and all other parties hereto. No failure to accelerate the indebtedness evidenced hereby by reason of an Event of Default hereunder, acceptance of a past-due installment or other indulgences granted from time to time, shall be construed as a novation of this Note or as a waiver of such right of acceleration or of the right of Holder thereafter to insist upon strict compliance with the terms of this Note or to prevent the exercise of such right of acceleration or any other right granted hereunder or by applicable law. No extension of the time for payment of the indebtedness evidenced hereby or any installment due hereunder, made by agreement with any person now or hereafter liable for payment of the indebtedness evidenced hereby, shall operate to release, discharge, modify, change or affect the original liability of Maker hereunder or that of any other person now or hereafter liable for payment of the indebtedness evidenced hereby, either in whole or in part, unless Holder agrees otherwise in writing. This Note may not be changed orally, but only by an agreement in writing signed by the party(ies) against whom enforcement of any waiver, change, modification or discharge is sought.

         The indebtedness and other obligations evidenced by this Note are further evidenced by (i) the Plan of Reorganization and (ii) all other documents evidencing the Holders' security interests and liens on property of Maker.

         All agreements herein made are expressly limited so that in no event whatsoever shall the amount paid or agreed to be paid to Holder for the use of the money advanced or to be advanced hereunder exceed the maximum rate of interest allowed to be charged under applicable law (the "Maximum Rate"). If, from any circumstances whatsoever, the fulfillment of any provision of this Note or any other agreement or instrument now or hereafter evidencing, securing or in any way relating to the indebtedness evidenced hereby shall involve the payment of interest in excess of the Maximum Rate, then, ipso facto, the obligation to pay interest hereunder shall be reduced to the Maximum Rate; and if from any circumstance whatsoever, Holder shall ever receive interest, the amount of which would exceed the amount collectible at the Maximum Rate, such amount as would be excessive interest shall be applied to the reduction of the principal balance remaining unpaid hereunder and not to the payment of interest. This provision shall control every other provision in any and all other agreements and instruments existing or hereafter arising between Maker and Holder with respect to the indebtedness evidenced hereby.

         This Note is intended as a contract under and shall be construed and enforceable in accordance with the laws of the State of Tennessee, except to the extent that federal law may be applicable to the determination of the Maximum Rate.

         Failure by Maker to pay to Agent on behalf of Holders any amounts due hereunder within ten (10) business days of the due date thereof shall constitute an Event of Default hereunder.

         MAKER HEREBY IRREVOCABLY CONSENTS TO THE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE MIDDLE DISTRICT OF TENNESSEE AND OF ALL TENNESSEE STATE COURTS SITTING IN DAVIDSON COUNTY, TENNESSEE, FOR THE PURPOSE OF ANY LITIGATION TO WHICH HOLDER MAY BE A PARTY AND WHICH CONCERNS THIS NOTE. IT IS FURTHER AGREED THAT VENUE FOR ANY SUCH ACTION SHALL LIE EXCLUSIVELY WITH COURTS SITTING IN DAVIDSON COUNTY, TENNESSEE.

         HOLDER AND MAKER HEREBY KNOWINGLY AND VOLUNTARILY WITH THE BENEFIT OF COUNSEL WAIVE TRIAL BY JURY IN ANY ACTIONS, PROCEEDINGS, CLAIMS OR COUNTER-CLAIMS, WHETHER IN CONTRACT OR TORT OR OTHERWISE, AT LAW OR IN EQUITY, ARISING OUT OF OR IN ANY WAY RELATING TO THIS AGREEMENT.

         As used herein, the terms "Maker" and "Holder" shall be deemed to include their respective successors, legal representatives and assigns, whether by voluntary action of the parties or by operation of law.

                                          MAKER:

                                          AMERICAN HOMEPATIENT, INC.,
                                          a Delaware corporation

                                          By:    /s/ Robert L. Fringer
                                          Title: Vice President & Secretary

                                          AMERICAN HOMEPATIENT, INC.,
                                          a Tennessee corporation

                                          By:    /s/ Robert L. Fringer
                                          Title: Vice President & Secretary

                                          DESIGNATED COMPANIES, INC.

                                          By:    /s/ Robert L. Fringer
                                          Title: Vice President & Secretary

                                          AHP FINANCE, INC.

                                          By:    /s/ Robert L. Fringer
                                          Title: Vice President & Secretary

                                          AMERICAN HOMEPATIENT OF NEW YORK, INC.

                                          By:    /s/ Robert L. Fringer
                                          Title: Vice President & Secretary

                                          NATIONAL MEDICAL SYSTEMS, INC.

                                          By:    /s/ Robert L. Fringer
                                          Title: Vice President & Secretary

                                          SOUND MEDICAL EQUIPMENT, INC.

                                          By:    /s/ Robert L. Fringer
                                          Title: Vice President & Secretary

                                          THE NATIONAL MEDICAL RENTALS, INC.

                                          By:    /s/ Robert L. Fringer
                                          Title: Vice President & Secretary

                                          NATIONAL I.V., INC.

                                          By:    /s/ Robert L. Fringer
                                          Title: Vice President & Secretary

                                          AMERICAN HOMEPATIENT OF ARKANSAS,
                                          INC.,

                                          By:    /s/ Robert L. Fringer
                                          Title: Vice President & Secretary

                                          AMERICAN HOMEPATIENT OF NEVADA, INC.

                                          By:    /s/ Robert L. Fringer
                                          Title: Vice President & Secretary

                                          VOLUNTEER MEDICAL OXYGEN &
                                          HOSPITAL EQUIPMENT CO.

                                          By:    /s/ Robert L. Fringer
                                          Title: Vice President & Secretary

                                          ALLEGHENY RESPIRATORY ASSOCIATES, INC.

                                          By:    /s/ Robert L. Fringer
                                          Title: Vice President & Secretary

                                          AMERICAN HOMEPATIENT OF ILLINOIS, INC.

                                          By:    /s/ Robert L. Fringer
                                          Title: Vice President & Secretary

                                          AMERICAN HOMEPATIENT OF TEXAS, L.P.,
                                          a Texas limited partnership

                                          By: AMERICAN HOMEPATIENT, INC.,
                                              its general partner

                                              By:    /s/ Robert L. Fringer
                                              Title: Vice President & Secretary

                                          By: AMERICAN HOMEPATIENT OF ILLINOIS,
                                              INC., its limited partner

                                              By:    /s/ Robert L. Fringer
                                              Title: Vice President & Secretary

                                          AHP, L.P.,
                                          a Tennessee limited partnership

                                          By: AMERICAN HOMEPATIENT, INC.,
                                              its general partner

                                              By:    /s/ Robert L. Fringer
                                              Title: Vice President & Secretary

                                          By: AMERICAN HOMEPATIENT OF ILLINOIS,
                                              INC., its  limited partner

                                              By:    /s/ Robert L. Fringer
                                              Title: Vice President & Secretary

                                          AHP HOME MEDICAL EQUIPMENT
                                          PARTNERSHIP OF TEXAS,
                                          a Texas general partnership

                                          By: AHP, L.P.,
                                              a general partner

                                              By:    AMERICAN HOMEPATIENT, INC.,
                                                     its general partner

                                              By:    /s/ Robert L. Fringer
                                              Title: Vice President & Secretary

                                          By: AMERICAN HOMEPATIENT VENTURES,
                                              INC., a general partner

                                              By:    /s/ Robert L. Fringer
                                              Title: Vice President & Secretary

                                          COLORADO HOME MEDICAL EQUIPMENT
                                          ALLIANCE, LLC,
                                          a Colorado limited liability company

                                          By: AMERICAN HOMEPATIENT VENTURES,
                                              INC., its sole member

                                              By:    /s/ Robert L. Fringer
                                              Title: Vice President & Secretary

                                          NORTHEAST PENNSYLVANIA ALLIANCE, LLC,
                                          a Pennsylvania limited liability
                                          company

                                          By: AMERICAN HOMEPATIENT VENTURES,
                                              INC. its sole member

                                              By:    /s/ Robert L. Fringer
                                              Title: Vice President & Secretary

                                          NORTHWEST WASHINGTON ALLIANCE, LLC,
                                          a Washington limited liability company

                                          By: AMERICAN HOMEPATIENT VENTURES,
                                              INC. its sole member

                                              By:    /s/ Robert L. Fringer
                                              Title: Vice President & Secretary

                                          AHP HOME CARE ALLIANCE OF TENNESSEE,
                                          a Tennessee general partnership

                                          By: AMERICAN HOMEPATIENT, INC.,
                                              its general partner

                                              By:    /s/ Robert L. Fringer
                                              Title: Vice President & Secretary

                                          By: AMERICAN HOMEPATIENT VENTURES,
                                              INC., its general partner

                                              By:    /s/ Robert L. Fringer
                                              Title: Vice President & Secretary

                                          AHP ALLIANCE OF COLUMBIA,
                                          a South Carolina general partnership

                                          By: AMERICAN HOMEPATIENT, INC.,
                                              its general partner

                                              By:    /s/ Robert L. Fringer
                                              Title: Vice President & Secretary

                                          By: AMERICAN HOMEPATIENT VENTURES,
                                              INC., its general partner

                                              By:    /s/ Robert L. Fringer
                                              Title: Vice President & Secretary

                                          AHP KNOXVILLE PARTNERSHIP,
                                          a Tennessee general partnership

                                          By: AMERICAN HOMEPATIENT, INC.,
                                              its general partner

                                              By:    /s/ Robert L. Fringer
                                              Title: Vice President & Secretary

                                          By: AMERICAN HOMEPATIENT VENTURES,
                                              INC., its general partner

                                              By:    /s/ Robert L. Fringer
                                              Title: Vice President & Secretary

                                          AHP HOME CARE ALLIANCE OF GAINESVILLE,
                                          a Florida general partnership

                                          By: AMERICAN HOMEPATIENT, INC.,
                                              its general partner

                                              By:    /s/ Robert L. Fringer
                                              Title: Vice President & Secretary

                                          By: AMERICAN HOMEPATIENT VENTURES,
                                              INC., its general partner

                                              By:    /s/ Robert L. Fringer
                                              Title: Vice President & Secretary

                                          AHP HOME CARE ALLIANCE OF VIRGINIA,
                                          a Virginia general partnership

                                          By: AMERICAN HOMEPATIENT, INC.,
                                              its general partner

                                              By:    /s/ Robert L. Fringer
                                              Title: Vice President & Secretary

                                          By: AMERICAN HOMEPATIENT VENTURES,
                                              INC., its general partner

                                              By:    /s/ Robert L. Fringer
                                              Title: Vice President & Secretary

                                   SCHEDULE 1
                                     LENDERS

                                       11